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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of The Gymboree Corporation on Form S-3 of our report dated April 12, 2000, appearing in the Annual Report on Form 10-K of The Gymboree Corporation for the year ended January 29, 2000, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

                                       /s/ DELOITTE & TOUCHE LLP


San Francisco, California
January 9, 2001